Exhibit 32.1

SECTION 906 CERTIFICATION

I, Jeffrey F. O'Donnell, Chief Executive Officer of PhotoMedex, Inc., a Delaware corporation (the "Company"), do hereby certify, in accordance with 18 U.S.C. Section 1350, as created pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the accompanying Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 10, 2006	By:	/s/ Jeffrey F. O'Donnell
Jeffrey F. O'Donnell
Chief Executive Officer